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                                                                    EXHIBIT 23.2

[Letterhead of Haskell & White]



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-41567 of Prolong International Corporation on Form S-8 of our report dated March 18, 2002, appearing in this Annual Report on Form 10-K of Prolong International Corporation for the year ended December 31, 2001.





                                        /s/ Haskell & White LLP

                                        HASKELL & WHITE LLP

Irvine, California
March 22, 2002